UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549


FORM 8-K


CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 1, 2009

Managed Futures Profile HV, L.P.
(Exact name of registrant as specified in its charter)

	Delaware	000-53115	20-8528957
	(State or other jurisdiction of incorporation)
(Commission File Number)	           (IRS Employer Identification
No.)

c/o Demeter Management LLC, 522 Fifth Avenue, 13th Floor, New
York, NY 10036
	(Address of principal executive offices)	(Zip Code)

Registrant?s telephone number, including area code:   (212) 296-
1999


(Former name or former address, if changed since last report)

	Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

	?	Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

	?	Soliciting material pursuant to Rule 14a-12 under the
Exchange Act (17 CFR 240.14a-12)

	?	Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

	?	Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws;
Change in Fiscal Year.

		Demeter Management LLC, the general partner of the Registrant, determined to change the Registrant?s name to Managed Futures Profile HV, L.P. The Registrant?s Certificate of Limited Partnership was amended as of October 1, 2009, to change the name of the Registrant to Managed Futures Profile HV, L.P.

   	A copy of the Certificate of Amendment of Certificate of Limited Partnership of the Registrant is filed herewith as Exhibit
3.1 and incorporated herein by reference.
Item 9.01.  Financial Statements and Exhibits.
(d)  Exhibits

Exhibit 3.1   	Certificate of Amendment of Certificate of Limited
Partnership of the Registrant 			dated as of October
1, 2009.





       SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   October 01,
2009
MANAGED FUTURES PROFILE HV, L.P.
By:	Demeter Management LLC
	as General Partner
/s/ Walter Davis
Name:  Walter Davis
Title:    President